                                                                      EXHIBIT 24


                               POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Christopher B. Galvin, Robert L. Growney, Carl F. Koenemann and Anthony Knapp, and each of them, as true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution for such person and in such person's name, place and stead, in any and all capacities to sign any and all amendments (including pre-effective and post-effective amendments) to the Registration Statement on Form S-3 (No. 333-76041) originally filed with the Securities and Exchange Commission (the "SEC") on April 9, 1999 and the Registration Statement on Form S-3 (No. 333-76637) originally filed with the SEC on April 20, 1999 and any related registration statements filed pursuant to Rule 462(b) or any successor regulation, and to file the same with all exhibits thereto, and other documents in connection therewith, with the SEC, granting unto said attorneys-in-fact and agents, and each of the, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of the, or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        Signature                       Title                            Date
        ---------                       -----                            ----

 /s/ Christopher B. Galvin     Chairman of the Board and               10/27/99
---------------------------    Chief Executive Officer
     Christopher B. Galvin     (Principal Executive Officer)


 /s/ Carl F. Koenemann         Executive Vice President and            10/26/99
---------------------------    Chief Financial Officer
     Carl F. Koenemann         (Principal Financial Officer)


 /s/ Anthony M. Knapp          Senior Vice President and Controller    10/26/99
---------------------------    (Principal Accounting Officer)
     Anthony M. Knapp


 /s/ Ronnie C. Chan            Director                                10/26/99
---------------------------
     Ronnie C. Chan


 /s/ H. Laurance Fuller        Director                                10/26/99
---------------------------
     H. Laurance Fuller


  /s/ Robert Galvin            Director                                10/26/99
---------------------------
      Robert W. Galvin


  /s/ Robert L. Growney        Director                                10/26/99
---------------------------
      Robert L. Growney


  /s/  Anne P. Jones           Director                                10/25/99
---------------------------
       Anne P. Jones



  /s/ Donald R. Jones          Director                                10/26/99
---------------------------
      Donald R. Jones


        Signature                       Title                            Date
        ---------                       -----                            ----

 /s/ Judy C. Lewent            Director                                10/27/99
---------------------------
     Judy C. Lewent


 /s/ W. Massey                 Director                                10/26/99
---------------------------
     Dr. Walter E. Massey


 /s/ Nicholas Negroponte       Director                                10/22/99
---------------------------
     Nicholas Negroponte


 /s/ John E. Pepper, Jr.       Director                                10/24/99
---------------------------
     John E. Pepper, Jr.


 /s/ Samuel C. Scott III       Director                                10/23/99
---------------------------
     Samuel C. Scott III


 /s/ Gary L. Tooker            Director                                10/22/99
---------------------------
     Gary L. Tooker


 /s/ B. Kenneth West           Director                                10/23/99
---------------------------
     B. Kenneth West


 /s/ John A. White             Director                                10/26/99
---------------------------
     Dr. John A. White